UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2005

                                  Saucony, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Massachusetts                000-05083                 04-1465840
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  (State or Other Juris-         (Commission              (IRS Employer
 diction of Incorporation)       File Number)           Identification No.)


     13 Centennial Drive, Peabody, Massachusetts                 01960
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       (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code: 978-532-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On March 2 2005, the compensation committee of Saucony's board of directors approved total fiscal year 2004 cash bonuses for each of Saucony's executive officers.

     The bonuses for John H. Fisher and Charles A. Gottesman were determined in accordance with the terms of each executive's employment agreement with Saucony and were based upon Saucony's pre-tax income for fiscal 2004. The bonus for Michael Umana was determined in accordance with the terms of his letter agreement with Saucony and was based upon Saucony's earnings per share for fiscal 2004, as well as the discretion of the compensation committee. The bonuses for Saucony's other executive officers were determined in accordance with the terms of Saucony's Vice President Bonus Plan and were based upon Saucony's sales and earnings per share for fiscal 2004, as well as the discretion of the compensation committee.

     In assessing the satisfaction of financial performance targets for the 2004 fiscal year for purposes of determining total bonuses for Saucony's executive officers, the compensation committee exercised its discretion to exclude the effects of the environmental charge announced by Saucony in its fourth quarter and fiscal year 2004 earnings announcement press release dated March 3, 2005.

     The total bonuses awarded for the 2004 fiscal year to each of Saucony's named executive officers (determined as of December 31, 2004 in accordance with Item 402 of Regulation S-K) are as follows:

                                                                   Total Fiscal
    Name                             Title                          2004 Bonus
    ----                             -----                          ----------

John H. Fisher          Chairman of the Board, President             $602,804
                        and Chief Executive Officer

Charles A. Gottesman    Vice Chairman of the Board and               $401,869
                        Executive Vice President, Business
                        Development

Michael Umana           Executive Vice President, Finance,           $296,576
                        Chief Operating and Financial
                        Officer, Treasurer and Clerk

Brian Enge              Senior Vice President, Hind Apparel          $100,000
                        Division

Samuel S. Ward          Senior Vice President, Operations            $100,000
                        and Technology

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 8, 2004                   SAUCONY, INC.


                                       By:  /s/ Michael Umana
                                            ---------------------------------
                                             Michael Umana
                                             Executive Vice President,
                                             Finance and Chief Operating and
                                             Financial Officer